EXHIBIT 10.2

ALLONGE

This Allonge to Promissory Note (the “Allonge”), dated as of May 13, 2015, is attached to and forms a part of the 12% Senior Secured Convertible Note issued by Blue Earth, Inc. (the “Borrower”) dated March 10, 2015 to Jackson Investment Group, LLC (the “Lender”) in the principal amount of $10,000,0000  (the “Note”)

1.

Capitalized terms used but not defined in this Allonge shall have the meanings ascribed to them in the Note.

2.

The Original Conversion Price as set forth in the Note is hereby deleted and replaced by “$1.02”.

3.

Section 2(a) is hereby amended to delete the reference to “$1.00” and replace it with $1.02 as the Interest Conversion Rate.

4.

Section 4(b) is hereby amended to delete “$1.00” as the Conversion Price and replace it  with “$1.02”.

5.

Except as expressly amended hereby, the terms and provisions of the Note shall remain in full force and effect.

IN WITNESS WHEREOF, the Borrower has caused this Allonge to be signed and delivered by its duly authorized officer this 13th day of May 2015.

BORROWER:

Blue Earth, Inc.

By:      /s/  Johnny R. Thomas

Name:  Johnny R. Thomas

Title:    Chief Executive Officer

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